DEAR FELLOW SHAREHOLDER:

    Notwithstanding the Federal Reserve's (the "Fed") efforts to slowdown economic growth, the common stock of your Fund performed quite well relative to the major stock market indices. For the year ended December 31, 2000, the annual total rate of return of the common stock, including reinvestment of dividends, was 20.41%. In comparison, both the Standard & Poor's 500 Index and the Dow Jones Industrial Average had negative total rates of return of (9.91%), and (4.72%), respectively. Contributing to total return was the reduction in the discount to net asset value from a minus 7.79% to a premium of 0.87% at year-end 2000. In addition, as of year-end, the annualized dividend yield on the common stock was 8.20% based on the $1.046 dividends paid during the year.

    Throughout the year, the Fed maintained that its primary goal was to slow economic growth to a pace which was more in line with the economy's non-inflationary growth potential. To engineer a "soft landing", the Fed increased short-term interest rates 100 basis points through May and kept a negative bias to higher interest rates until its December meeting. The Fed's strategy seems to have worked as GDP growth decelerated from 5.6% in the second quarter to 2.2% by the end of the third quarter.

    The uncertainty of successfully engineering a "soft landing" clearly had a negative effect on the equity markets as participants focused on the impact that a slowing economy could have on corporate profits and stock valuations. As a result, all of the major stock market indexes posted negative returns for the year. However, the fixed-income markets reacted quite differently as they chose to see the positive implications of a confluence of events. Initially, fixed-income participants pushed U.S. Treasury yields lower as increasing budget surpluses allowed the Treasury to both pay down existing debt as well as issue fewer securities going forward. Another benefit for the fixed-income markets was proof that the Fed's tightening moves of the past eighteen months had indeed begun to slow economic growth. For example, consumer spending, the main engine of economic growth, appears to be feeling the cumulative restraining effects of declining stock prices, slowing employment growth and significantly higher energy prices. In addition, an uncertain corporate earnings environment, tightening credit standards and already heavy debt loads are slowing down capital spending plans. These factors, when combined with high inventories and slowing international economies, should also lead to a slowing of economic growth. Perhaps, the fly in the ointment is the fear that maybe the economy comes in for a harder landing than the Fed anticipates.

    As suggested, the above events had a positive impact on the investment-grade fixed-income markets as interest rates declined across the entire U.S. Treasury coupon yield curve during the year. For example, two year Treasury yields declined 112 basis points during the year despite the Fed keeping federal funds steady for seven months. Also, because of the reshaping of the coupon yield curve to a more normal positive slope, the intermediate maturities declined the most. Five-and ten-year yields declined 137 and 133 basis points, respectively. Finally, thirty-year yields fully participated in the general decline in interest rates as yields declined 102 basis points. Needless to say, these dramatic declines in interest rates produced the best fixed-income returns since 1995.

    The Lehman Brothers Aggregate Index produced a total rate of return of 11.63% for the full year. In comparison, the Fund had a NAV total return of 9.73% as reported by Lipper, Inc. The underperformance of the Fund was the result of the Index's large weighting in U.S. Treasury obligations and their outperformance relative to corporate obligations. Because of the Fund's primary objective of providing a consistently high level of current income, the Fund had 86% invested in corporate securities compared with a 30% corporate securities weighting in the Index.

    The Fed recently suggested that it may be necessary for the economy to produce at a rate below its full potential (full potential is 3.5%-4.0%) for a period of time so as to reduce the possible inflation threats arising from still tight labor markets. Under such a scenario, the Fed could over shoot on its slowing strategy and weaken the economy more than intended. That concern along with recent weakness in retail sales, falling consumer confidence and a near recession reading on the National Association of Purchasing Managers Index, led the Fed's Open Market Committee to change policy at its December 19, 2000 meeting. After the meeting, it was announced that it would not only remove the longstanding negative bias, but actually tilt policy toward preventing further economic weakness. Towards year-end, it became clear that the credit tightening cycle had come to an end. In fact, on January 3, 2001, the Fed announced a 50 basis point reduction in the federal funds rate of 6%. In addition, and perhaps equally important, the Fed suggested that more interest rate cuts could be forthcoming should the economy weaken substantially more. Finally, we anticipate that an accommodating Fed will produce a positive back drop for the high-grade, fixed-income markets and produce a soft landing.

    Given the continuing uncertainty surrounding the California energy crisis, we wanted to update you regarding the Fund's exposure to utilities which provide electric service in California. Of the Fund's approximate 4.4 percent exposure, based on total market value as of year-end, nearly one-half of the exposure represents a first lien on the utility's assets. The remaining exposure is such a small portion of the other company's structure that the potential impact is insignificant and it is highly doubtful that credit quality would be impaired regardless of the eventual outcome. Accordingly, at this time, we do not anticipate any lasting impact on the Fund's financial profile.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the "Plan") available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares in the open-market through the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16. We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

/s/ Francis E. Jeffries
Francis E. Jeffries, CFA
Chairman and President

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                                           RATINGS (UNAUDITED)
                                                           --------------------
PRINCIPAL                                                             STANDARD       MARKET
 AMOUNT                                                                   &          VALUE
  (000)                      DESCRIPTION                   MOODY'S     POOR'S       (NOTE 1)
---------   ---------------------------------------------  --------   ---------   ------------
            / / LONG-TERM INVESTMENTS--138.6%
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS--23.5%
$  8,008    Federal National Mortgage Association,
            8.00%, 7/01/30...............................  Aaa        AAA         $  8,205,323
            Government National Mortgage Association
            Pass-Through Certificates,
   1,064    7.00%, 3/15/26...............................  Aaa        AAA            1,070,061
   2,127    7.50%, 5/15/26...............................  Aaa        AAA            2,165,655
            U.S. Treasury Bonds,
  12,900    10.750%, 2/15/03.............................  Aaa        AAA           14,317,943
  40,000    10.375%, 11/15/12............................  Aaa        AAA           51,449,800
                                                                                  ------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (cost $79,492,718)...........................                           77,208,782
                                                                                  ------------

            BONDS--115.1%
            AUTO & TRUCK--4.0%
   7,250    Ford Motor Company,
            9.215%, 9/15/21..............................  A2         A              8,175,752
   5,000    General Motors Corporation,
            8.10%, 6/15/24...............................  A2         A              5,112,800
                                                                                  ------------
                                                                                    13,288,552
                                                                                  ------------

            BROADCASTING & PUBLISHING--2.1%
   6,550    Continental Cablevision, Inc.,
            9.50%, 8/01/13...............................  A3         A              7,092,897
                                                                                  ------------
            FINANCIAL--15.8%
  10,000    American Express Co.,
            8.625%, 5/15/22..............................  A1         A+            10,611,100
   8,000    Citicorp Capital II,
            8.015%, 2/15/27..............................  Aa3        A              7,726,480
   7,000    Countrywide Capital I,
            8.00%, 12/15/26..............................  A3         BBB+           6,152,125
  10,000    Great Western Financial Trust II,
            8.206%, 2/01/27..............................  A3         BBB-           8,899,650
  10,000    KeyCorp Institution Capital B,
            8.25%, 12/15/26..............................  A1         BBB            9,262,950
  10,000    NationsBank Capital Trust IV,
            8.25%, 4/15/27...............................  Aa2        A-             9,500,649
                                                                                  ------------
                                                                                    52,152,954
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                           RATINGS (UNAUDITED)
                                                           --------------------
PRINCIPAL                                                             STANDARD       MARKET
 AMOUNT                                                                   &          VALUE
  (000)                      DESCRIPTION                   MOODY'S     POOR'S       (NOTE 1)
---------   ---------------------------------------------  --------   ---------   ------------
            INDUSTRIAL--47.5%
$  5,000    Archer-Daniels-Midland Company,
            8.125%, 6/01/12..............................  A1         A+          $  5,436,425
   5,000    Coca-Cola Enterprise Inc.,
            8.50%, 2/01/12...............................  A2         A              5,781,475
            Dayton Hudson Corp.,
   5,000    8.60%, 1/15/12...............................  A2         A              5,551,750
  15,000    8.50%, 12/01/22..............................  A2         A             15,395,324
   3,450    Fort James Corporation,
            9.25%, 11/15/21..............................  Baa3       BBB-           3,157,423
  10,000    Georgia Pacific Corp.,
            9.625%, 3/15/22..............................  Baa3       BBB-           8,850,250
   3,000    8.625%, 4/30/25..............................  Baa3       BBB-           2,515,665
  10,250    McDonnell Douglas Corporation,
            9.75%, 4/01/12...............................  A2         AA-           12,250,697
   5,000    Nova Gas Transmissions Limited,
            7.875%, 4/01/23..............................  A2         A-             5,208,450
   5,000    Occidental Petroleum Corporation,
            9.25%, 8/01/19...............................  Baa3       BBB-           5,779,300
  15,000    Phillips Petroleum Company,
            8.49%, 1/01/23...............................  Baa2       BBB           15,306,300
   9,000    Ralston Purina Co.,
            8.125%, 2/01/23..............................  A3         BBB+           9,151,065
  10,000    Sears Roebuck and Co.,
            9.375%, 11/01/11.............................  A3         A-            11,029,699
   5,000    Sun Company, Inc.,
            9.00%, 11/01/24..............................  Baa2       BBB            5,476,900
   5,275    Tele-Communications, Inc.,
            10.125%, 4/15/22.............................  A3         A              6,325,068
   3,200    9.875%, 6/15/22..............................  A3         A              3,758,864
   5,000    Time Warner Entertainment Company, L.P.,
            8.875%, 10/01/12.............................  Baa1       BBB            5,660,750
   5,000    Time Warner Inc.,
            9.15%, 2/01/23...............................  Baa1       BBB            5,800,900
  10,000    Trans-Canada Pipelines Limited,
            9.875%, 1/01/21..............................  A2         A-            12,394,950
  10,000    USX Corporation,
            9.125%, 1/15/13..............................  Baa1       BBB           11,391,199
                                                                                  ------------
                                                                                   156,222,454
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                           RATINGS (UNAUDITED)
                                                           --------------------
PRINCIPAL                                                             STANDARD       MARKET
 AMOUNT                                                                   &          VALUE
  (000)                      DESCRIPTION                   MOODY'S     POOR'S       (NOTE 1)
---------   ---------------------------------------------  --------   ---------   ------------
            TELEPHONE--17.8%
$ 10,500    AT&T Corp.,
            8.35%, 1/15/25...............................  A2         A           $  9,874,725
  10,000    Bell Canada Inc.,
            9.50%, 10/15/10..............................  A2         A+            11,229,850
   5,000    Deutsche Telekom International Finance,
            8.25%, 6/15/30...............................  A2         A-             4,925,200
   6,500    GTE Northwest Incorporated,
            7.875%, 6/01/26..............................  Aa3        A+             6,305,422
  10,000    MCI Communications Corp.,
            8.25%, 1/20/23...............................  A3         A-             9,669,349
   5,000    New York Telephone Co.,
            8.625%, 11/15/10.............................  A1         A+             5,600,225
  10,125    Sprint Corp.,
            9.25%, 4/15/22...............................  Baa1       BBB+          10,905,992
                                                                                  ------------
                                                                                    58,510,763
                                                                                  ------------
            UTILITIES--ELECTRIC--27.9%
  10,000    Arizona Public Service Co.,
            8.00%, 2/01/25...............................  Baa1       A-            10,013,099
  10,000    Boston Edison Co.,
            7.80%, 3/15/23...............................  A1         A-             9,907,299
  10,000    CalEnergy Company, Inc.,
            8.48%, 9/15/28...............................  Baa3       BBB-          10,633,550
  17,438    ComEd Financing II,
            8.50%, 1/15/27...............................  Baa3       BBB           17,277,396
   6,000    Dayton Power & Light Co.,
            8.15%, 1/15/26...............................  A2         BBB+           5,895,000
   1,500    Houston Lighting & Power Company,
            7.75%, 3/15/23...............................  A3         BBB+           1,410,757
   5,000    Hydro-Quebec,
            9.50%, 11/15/30..............................  A2         A+             6,709,825
  10,000    Pacific Gas & Electric Co.,
            8.25%, 11/01/22..............................  A1         AA-            9,574,450
   5,000    Pennsylvania Power & Light Co.,
            8.50%, 5/01/22...............................  A3         A-             5,376,525
  10,000    Texas Utilities Electric Co.,
            8.875%, 2/01/22..............................  A3         BBB+          10,261,650

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 2000

                                                           RATINGS (UNAUDITED)
                                                           --------------------
PRINCIPAL                                                             STANDARD       MARKET
 AMOUNT                                                                   &          VALUE
  (000)                      DESCRIPTION                   MOODY'S     POOR'S       (NOTE 1)
---------   ---------------------------------------------  --------   ---------   ------------
            UTILITIES--ELECTRIC (CONTINUED)
$  5,000    Western Resources, Inc.,
            7.125%, 8/01/09..............................  Ba2        BB-         $  4,633,000
                                                                                  ------------
                                                                                    91,692,551
                                                                                  ------------
            TOTAL BONDS (cost $397,768,448)..............                          378,960,171
                                                                                  ------------
            TOTAL LONG-TERM INVESTMENTS
            (cost $477,261,166)..........................                          456,168,953
                                                                                  ------------

            / / SHORT-TERM INVESTMENTS--15.9%
            COMMERCIAL PAPER--0.7%
   2,300    General Electric Capital Corp.,
            6.46%, 1/30/01
            (cost $2,300,000)..........................................     2,300,000
            TIME DEPOSITS--15.2%
  49,929    Rabobank Nederland N.V. London,
            6.4375%, 1/02/01
            (cost $49,929,000).........................................    49,929,000
                                                                         ------------

            TOTAL SHORT-TERM INVESTMENTS
            (cost $52,229,000).........................................    52,229,000
                                                                         ------------

            TOTAL INVESTMENTS--154.5%
            (COST $529,490,166) (NOTE 3)...............................   508,397,953
            LIABILITIES, LESS CASH AND OTHER ASSETS--(54.5%)...........  (179,219,580)
                                                                         ------------
            NET ASSETS--100%...........................................  $329,178,373
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investments, at value (cost $529,490,166)...................  $508,397,953
Cash........................................................     2,014,031
Interest receivable.........................................    10,306,184
Receivable for capital stock sold...........................       247,681
Other assets................................................        43,475
                                                              ------------
    Total assets............................................   521,009,324
                                                              ------------

LIABILITIES
Commercial paper (Note 5)...................................   141,420,811
Payable upon return of securities loaned (Note 4)...........    49,929,000
Investment advisory fee payable (Note 2)....................       195,121
Administrative fee payable (Note 2).........................        40,892
Accrued expenses and other liabilities......................       245,127
                                                              ------------
    Total liabilities.......................................   191,830,951
                                                              ------------
NET ASSETS..................................................  $329,178,373
                                                              ============

CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,034,909 shares issued and outstanding (Note 6).........  $    260,349
Additional paid-in capital..................................   356,393,966
Distributions in excess of net investment income............      (160,169)
Accumulated net realized loss on investment transactions....    (6,223,560)
Net unrealized depreciation on investments..................   (21,092,213)
                                                              ------------
NET ASSETS..................................................  $329,178,373
                                                              ============

Net asset value per share of common stock:
  ($329,178,373 DIVIDED BY 26,034,909 shares of common stock
  issued and outstanding)...................................  $      12.64
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
  Interest income...........................................  $ 38,442,279
  Security lending fee income (Note 4)......................        31,538
                                                              ------------

    Total investment income.................................    38,473,817
                                                              ------------
EXPENSES
  Investment advisory fee (Note 2)..........................     2,309,618
  Administrative fee (Note 2)...............................       481,222
  Commercial paper fee......................................       293,775
  Directors' fees...........................................       201,100
  Commissions expense--commercial paper (Note 5)............       145,382
  Transfer agent fee and expenses...........................       134,380
  Professional fees.........................................        84,598
  Custodian fee and expenses................................        49,034
  Reports to shareholders...................................        36,404
  Registration fee..........................................        32,340
  Other.....................................................         8,449
                                                              ------------

  Total operating expenses..................................     3,776,302
  Interest expense--commercial paper (Note 5)...............     9,107,332
                                                              ------------

    Total expenses..........................................    12,883,634
                                                              ------------

         Net investment income..............................    25,590,183
                                                              ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions..............     1,960,282
  Net change in unrealized depreciation on investments......     2,416,653
                                                              ------------
    Net realized and unrealized gain on investments.........     4,376,935
                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 29,967,118
                                                              ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
    Interest received.......................................  $  38,360,688
    Expenses paid...........................................     (3,769,176)
    Interest expense paid...................................     (9,093,881)
    Purchase of long-term portfolio investments.............    (71,949,782)
    Proceeds from sale of long-term portfolio investments...     67,579,604
    Net purchases in excess of proceeds from sales of
         short-term portfolio investments...................    (16,650,472)
                                                              -------------
    Net cash provided by (used for) operating activities....      4,476,981
                                                              -------------

Cash flows provided by (used for) financing activities:
    Net cash provided from securities loaned................     16,850,472
    Net cash provided from commercial paper.................        686,542
    Cash dividends paid to shareholders.....................    (27,212,037)
                                                              -------------
    Net cash provided by (used for) financing activities....     (9,675,023)
                                                              -------------

Net decrease in cash........................................     (5,198,042)
    Cash at beginning of year...............................      7,212,073
                                                              -------------
    Cash at end of year.....................................  $   2,014,031
                                                              =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations........  $  29,967,118
                                                              -------------
    Increase in investments.................................    (21,046,708)
    Net realized gain on investment transactions............     (1,960,282)
    Net change in unrealized depreciation on investments....     (2,416,653)
    Increase in interest receivable.........................        (87,071)
    Decrease in other assets................................         13,630
    Increase in interest payable............................         13,451
    Decrease in accrued expenses and other liabilities......         (6,504)
                                                              -------------
         Total adjustments..................................    (25,490,137)
                                                              -------------
Net cash provided by (used for) operating activities........  $   4,476,981
                                                              =============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE               FOR THE
                                                      YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2000     DECEMBER 31, 1999
                                                  ------------------    ------------------
OPERATIONS
  Net investment income.......................       $ 25,590,183          $ 27,581,499
  Net realized gain on investment
    transactions..............................          1,960,282             3,343,252
  Net change in unrealized
    appreciation/depreciation on
    investments...............................          2,416,653           (58,962,144)
                                                     ------------          ------------
  Net increase (decrease) in net assets
    resulting from operations.................         29,967,118           (28,037,393)
                                                     ------------          ------------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income.......................        (27,212,037)          (30,594,013)
                                                     ------------          ------------

CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the
    issuance of 19,595 shares of Common
    Stock.....................................            247,681                    --
                                                     ------------          ------------

  Total increase (decrease) in net assets.....          3,002,762           (58,631,406)

NET ASSETS
  Beginning of year...........................        326,175,611           384,807,017
                                                     ------------          ------------

  End of year.................................       $329,178,373          $326,175,611
                                                     ============          ============

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                             2000           1999           1998           1997           1996
                                                         ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.....................    $  12.54       $  14.79       $  14.48       $  13.80       $  14.81
                                                           --------       --------       --------       --------       --------
  Net investment income................................        0.98           1.06           1.06           1.08           1.10
  Net realized and unrealized
    gain (loss) on investments
    transactions.......................................        0.17          (2.13)          0.43           0.78          (1.03)
                                                           --------       --------       --------       --------       --------
Net increase (decrease) from
  investment operations................................        1.15          (1.07)          1.49           1.86           0.07
                                                           --------       --------       --------       --------       --------

Dividends from net investment income...................       (1.05)         (1.18)         (1.18)         (1.18)         (1.08)
                                                           --------       --------       --------       --------       --------

Net asset value, end of year(1)........................    $  12.64       $  12.54       $  14.79       $  14.48       $  13.80
                                                           ========       ========       ========       ========       ========
Per share market value, end of year(1).................    $  12.75       $11.5625       $ 15.375       $14.4375       $ 12.875
                                                           ========       ========       ========       ========       ========

TOTAL INVESTMENT
    RETURN(2)..........................................       20.41%        (18.32)%        15.24%         22.21%          0.69%

RATIOS TO AVERAGE
    NET ASSETS(3)
Operating expenses(4)..................................        1.04%          1.01%          0.91%          0.80%          0.80%
Commercial paper expenses..............................        2.98%          2.25%          2.22%          2.35%          2.30%
Net investment income..................................        7.98%          7.84%          7.26%          7.84%          8.02%

SUPPLEMENTAL DATA
Portfolio turnover.....................................          15%            17%            10%            12%            13%
Net assets, end of year (000)..........................    $329,178       $326,176       $384,807       $376,685       $358,941
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding at end of year (000)......    $143,000       $143,000       $143,000       $143,000       $143,000
Average daily amortized cost
    of commercial paper
    outstanding (000)..................................    $141,152       $141,157       $141,063       $141,704       $141,322
Asset coverage per $1,000 at end of year...............    $  3,294       $  3,268       $  3,684       $  3,625       $  3,501

------------------------------------

(1) Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the "Fund") was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

    The Fund's investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund (the "Board"). The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities on the open market. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board.

    Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $6,223,560 at December 31, 2000, of which $1,441,147 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

    Dividends and distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, certain amounts have been reclassified within capital to reflect

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund distributions. On the statement of assets and liabilities, $1,621,854 has been reclassed from distributions in excess of net investment income to additional paid-in-capital. This reclassification has no effect on net asset value per share.

REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

    The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the "Adviser"), a subsidiary of Phoenix Investment Partners Ltd., and an Administration Agreement with Princeton Administrators, L.P. (the
"Administrator").

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

    The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are fulltime employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the year ended December 31, 2000, the Fund had purchases of $71,949,782 and sales of $66,227,256 of investment securities, other than short-term investments. For the year ended December 31, 2000, the Fund had no purchases or sales of U.S. Government securities.

    The cost of investments of the Fund for federal income tax purposes was substantially the same as the cost for financial reporting. The net unrealized depreciation on investments was $21,092,213 of which $3,126,689 related to appreciated securities and $24,218,902 related to depreciated securities.

NOTE 4.  SECURITY LENDING

    The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    As of December 31, 2000, the Fund's custodian held cash and short-term investments having an aggregate value of $49,929,000 as collateral for portfolio securities loaned having a market value of $48,423,029.

NOTE 5.  COMMERCIAL PAPER

    As of December 31, 2000, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,420,811. The average discount rate of commercial paper outstanding at December 31, 2000 was 6.62%. The average daily balance of commercial paper outstanding for the year ended December 31, 2000 was $141,152,364 at a weighted average discount rate of 6.63%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.18% per annum on the unused balance. During the year ended December 31, 2000, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    Of the 26,034,909 shares of common stock outstanding at December 31, 2000, Phoenix Investment Partners Ltd. Owned 8,507 shares.

NOTE 7.  ADOPTION OF NEW ACCOUNTING PRINCIPLE

    The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not the market value) by approximately $8,393,000.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

    We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., (the "Fund"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 2000, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
February 5, 2001

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the "Plan Agent"), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

    The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price of shares on the valuation date equals or exceeds the net asset value of these shares, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price; or if
(2) the market price is lower than the net asset value, or if dividends or capital gains distributions are declared and payable only in cash, then the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund. As described below, the Plan was amended, effective December 1, 1999, whereby the Fund will issue new shares in circumstances in which it will be beneficial to plan participants.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions. The Fund will not issue any new shares in connection with voluntary additional share investments. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time. The Plan Agent imposes charges on participants for selling participants shares on termination of participation (currently $5.00 plus $.10 per share). The Fund reserves the right to amend the Plan to institute a service charge to participants.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    Of the Trust's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 2000, 13.54% was attibutable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro-rata basis.

    The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                       ADDITIONAL INFORMATION (UNAUDITED)

    During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.

    The Board of Directors has adopted a stock compensation program utilizing shares of the Fund. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

DIRECTORS
Francis E. Jeffries, CHAIRMAN
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne

OFFICERS
Francis E. Jeffries
PRESIDENT & CHIEF EXECUTIVE OFFICER
Dennis A. Cavanaugh
SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER & ASSISTANT
TREASURER
Nancy J. Engberg
SECRETARY

INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606

This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.

Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603
DUFF & PHELPS UTILITY
AND CORPORATE BOND TRUST

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        ANNUAL REPORT
      DECEMBER 31, 2000